UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant's telephone number, including area code:              (630) 505-3700
Date of fiscal year end:  July 31

Date of reporting period:  August 1, 2010 through January 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Semiannual Report
January 31, 2011
(Unaudited)

Managed Duration Investment Grade Municipal Fund

MZF

CUTWATER ASSET MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/mzf

... your stream to the LATEST,

most up-to-date INFORMATION about the

Managed Duration Investment Grade Municipal Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Asset Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Dear Shareholder |

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”).This report covers performance for the semiannual period ended January 31, 2011.

Cutwater Asset Management Corp. (“Cutwater”) serves as the Fund’s Investment Adviser. With $41 billion of fixed income assets under management and supervision as of January 31, 2011, Cutwater is one of the top 50 fixed income specialists in the world. Cutwater’s parent company, MBIA, Inc., is listed on the NewYork Stock Exchange and is a component stock of the S&P 500 Index.

Guggenheim Funds Distributors, Inc., (“Guggenheim Funds”) formerly known as Claymore Securities, Inc. (“Claymore”), serves as the Servicing Agent to the Fund.The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC, (“Guggenheim Partners”) announced on October 15, 2009. Guggenheim Funds offers an extensive product line of closed-end funds (CEFs), exchange-traded funds (ETFs) and unit investment trusts (UITs). Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s investment objective is to provide high current income exempt from regular Federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing at least 80% of its total assets in municipal bonds of investment-grade quality and normally investing substantially all of its total assets in securities of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2011, the Fund provided a total return based on market price of -9.81% and a total return of -6.43% based on NAV.As of January 31, 2011, the Fund’s market price of $12.65 represented a discount of 2.77% to NAV of $13.01.As of July 31, 2010, the Fund’s market price of $14.53 represented a premium of 0.90% to NAV of $14.40. Past performance is not a guarantee of future results.The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Dividends of $0.0825 were paid in each month from August 2010 through January 2011.The current dividend represents an annualized distribution rate of 7.83% based on the market price of $12.65 on January 31, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 23 of this report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective

Semiannual Report l January 31, 2011 l 3

MZF l Managed Duration Investment Grade Municipal Fund l DearShareholder continued

means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You will find information about how the Fund is managed, what affected the performance of the Fund during the six months ended January 31, 2011, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/mzf.

Sincerely,

Clifford D. Corso
President
Managed Duration Investment Grade Municipal Fund

4 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Questions & Answers |

Clifford D. Corso
Portfolio Manager

Clifford D. Corso is Chief Executive officer and Chief Investment Officer of Cutwater Asset Management Corp. (“Cutwater”), Chief Investment Officer of MBIA Insurance Corp. and Executive Vice President & Chief Investment Officer of MBIA Inc. His responsibilities include oversight and direction of the investments of MBIA Inc. He manages Cutwater’s fixed income asset management platform, directs the investment of all fixed income assets under management, and oversees the portfolios of MBIA Insurance Corp. and its affiliates. In addition, Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and institutional investors. Mr. Corso is also an active member of the Board of Directors for the MBIA Foundation, Inc. Before joining MBIA in 1994, he was the co-head of fixed income at a subsidiary of Alliance Capital Management.Throughout his 25-year career, Mr. Corso has managed a wide array of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso has a bachelor’s degree fromYale University and a master’s degree from Columbia University. He holds his Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA).

Jeffrey S. MacDonald, CFA
Portfolio Manager

Mr. MacDonald, who joined MBIA in 2007, is a Director of Cutwater and has extensive experience in the fixed income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed income styles. He was also instrumental in designing some of HIMCO’s fixed-income-based products, including a number of “alternative” strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed-income trader and lead systems analyst. Mr. MacDonald earned his bachelor's degree from Trinity College in Connecticut and his master’s degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.

James B. DiChiaro
Portfolio Manager

Mr. DiChiaro joined MBIA in 1999 and is a Vice President of Cutwater. He currently manages the company’s municipal bond portfolios (taxable and tax-exempt) and has extensive experience managing money market portfolios. Mr. DiChiaro began his career at MBIA working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA-sponsored asset-backed commercial paper conduit,Triple-A One Funding Corporation. Prior to joining MBIA, he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the semiannual period ended January 31, 2011.

Please provide an overview of the municipal market during the six-month period ended January 31, 2011.

During the second half of 2010 it became increasingly evident that the U.S. economy had emerged from the recession. Real gross domestic product (“Real GDP,” or growth in the overall U.S. economy, adjusted for inflation) increased at a rate of 2.6% in the third quarter of 2010 and 3.2% in the fourth quarter. Real GDP rose 2.9% for the full year 2010, after falling 2.6% in 2009.

At its January meeting the Federal Open Market Committee (FOMC) kept the federal funds target rate in the zero to 0.25% range, as expected.The FOMC also announced the second phase of its quantitative easing program, which allows for the purchase of up to $600 billion of Treasury securities during the first half of 2011.The FOMC continues to emphasize that economic conditions warrant “exceptionally low” interest rates for an “extended period”.

Municipal finances appear to be benefitting from the acceleration in economic growth. State tax revenues have risen for four consecutive quarters, with broadly-based revenue gains by the majority of states. Sales and income tax revenues have led the way as the economy recovers, while corporate tax receipts continue to lag.Although tax receipts are exhibiting positive growth, they remain below pre-recession levels, placing continued strain on municipal budgets. However, Cutwater believes that highly publicized concerns about municipal finances are overblown, since municipal revenues historically have exhibited a lag of about one year to the growth of the overall economy.

Bond holders are generally well insulated against the states’ budgetary issues, as debt-service payments on state general obligation bonds reside in a senior position in each state’s priority of payments, and generally constitute a small percentage of general fund revenues. Of more concern are the debts of smaller local governments that depend largely on state aid payments.As states look to rectify their own deficits, they may scale back appropriated payments to local governments.The fact that the budget crisis is getting so much attention has compelled state and local government leaders to implement an austerity mindset, which is evident through lay-offs and cutbacks in capital expenditure projects.

Semiannual Report l January 31, 2011 l 5

MZF l Managed Duration Investment Grade Municipal Fund l Questions&Answers continued

For most of 2010, the municipal bond market performed very well.A positive influence on the market that carried over from 2009 was the “Build America Bonds” program (or “BABs”). BABs, which represented more than 25% of the municipal bonds issued in 2010, are taxable municipal securities issued on behalf of state and local governments with interest payments subsidized by the U.S.Treasury.The success of the BAB program, which expired December 31, 2010, resulted in a substantial decline in the issuance of long-dated tax exempt bonds, which may have contributed to a rise in prices and decline in the yields of tax-exempt bonds during the year.

During the last three months of the period covered by this report, there was a great deal of volatility that impacted the market, which resulted in a significant decline in prices of tax-exempt bonds.There were several reasons for this drop, including uncertainty surrounding the credit worthiness of municipal issuers, the expiration of the BAB program, and rising interest rates (taxable and tax-exempt). Municipal bonds have traditionally been regarded as a relatively safe asset class with attractive after-tax returns. Individual investors, who represent a large portion of the investing audience for municipal bonds, generally lack the sophisticated resources available to institutional investors and tend to be risk-averse.As volatility within the market increased, individuals redeemed record amounts of cash from municipal bond mutual funds, reversing much of the year’s inflows.These withdrawals created a negative cycle where funds were forced to sell securities into an already weak market to raise cash to accommodate redemptions, which further depressed bond prices.As market prices dropped to new lows, certain institutional investors that do not normally invest in municipal bonds entered the market to take advantage of what they believed was a temporary dislocation in rates, with yields on municipal bonds at times as high as 115% of the yield of Treasury securities with similar maturities.

For the six-month period ended January 31, 2011, the Barclays Capital Municipal Bond Index, a widely used measure of the municipal bond market as a whole, posted a negative return of -2.84%.This return compares with a return of 0.20% from the Barclays Capital U.S.Aggregate Bond Index and -0.69% from the Barclays Capital U.S.Treasury Composite Index for the same period.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2011, the Fund provided a total return based on market price of -9.81% and a total return of -6.43% based on NAV. Past performance is not a guarantee of future results.

As of January 31, 2011, the Fund’s market price of $12.65 represented a discount of 2.77% to NAV of $13.01.As of July 31, 2010, the Fund’s market price of $14.53 represented a premium of 0.90% to NAV of $14.40.The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2010 through January 2011.The current dividend represents an annualized distribution rate of 7.83% based on the market price of $12.65 on January 31, 2011.

How is the Fund’s portfolio structured, and what has that structure meant for performance?

The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team, who together have more than 50 years of experience, are supported by Cutwater’s team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater’s proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team. Thorough quantitative and qualitative analysis helps ensure that the desired level of credit quality is maintained in the Fund’s portfolio while yield is added, as appropriate, by buying higher yielding bonds at what are considered to be attractive prices.

During most of 2010, the Fund achieved attractive returns by being invested mainly in intermediate to longer term bonds; however, these investments performed poorly in November, December and January, as the municipal market weakened and became more volatile.As of January 31, 2011 the average duration of the Fund’s portfolio is 7.97 years, just slightly less than the 8.03 duration of July 31, 2010.1 While this net change in duration is minimal, the portfolio’s average duration might have increased over the past six months had Cutwater not proactively worked to shorten the duration.This shortening of duration was beneficial for performance, as the prices of many of the individual bonds held in the portfolio decreased, most notably, the Fund’s longer duration bonds.

The Fund currently maintains an overweight position to lower rated securities versus the Barclays Capital Municipal Bond Index, with some exposure to the high yield or non-investment grade rated sector.These high yield positions performed relatively well during the volatile market conditions of the last three months of the period covered by this report.The credit rating of the portfolio has been reduced somewhat, partly because of proactive changes in the investment profile of the fund, and partly because the last AAA-rated bond insurer was downgraded in

1
Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

6 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Questions&Answers continued

October 2010, causing the ratings on the respective insured bonds to drop.

The Fund’s performance benefited from its positions in state general obligation bonds, water/sewer bonds, and industrial development bonds, which are backed by corporate entities.At the end of the period, state general obligation bonds represented roughly 8% of long-term investments while industrial development bonds represented approximately 15% of the Fund’s long-term invest-ments.Also positive was an underweight position relative to the Barclays Capital Municipal Bond Index in pre-refunded securities, which have little credit risk.2

The Fund’s exposure to water and sewer bonds increased during the last six months; these bonds, which contributed to performance during the period, represent approximately 5% of the Fund’s long-term investments as of January 31, 2011.The Fund maintains a large position in essential service bonds, which are backed by a dedicated stream of revenues generated by water/sewer or power utility systems and tend to be more resistant to economic downturns.

The Fund’s small position in tobacco bonds detracted from performance, as this sector underperformed.The Fund’s exposure to the tobacco sector was increased in January 2011 with the purchase of an Illinois tobacco bond that utilizes less leverage than a typical tobacco bond and therefore has a higher credit rating.Another trade that is expected to contribute to future performance was a recent investment in Illinois general obligation bonds.This investment illustrates the value of Cutwater’s rigorous credit analysis of each bond under consideration.The poor financial condition of the state of Illinois has been widely publicized, causing the prices of Illinois bonds to drop sharply, perhaps creating a buying opportunity. However, the state is taking proac-tive steps to address current and future budget deficits by raising taxes and reducing spending. Investing in Illinois bonds at a historically low price may represent very good future value. It also created an opportunity for the fund to swap out of a long duration, BBB-rated health care bond into an intermediate duration, single-A rated general obligation bond.This trade increased credit quality, shortened duration and added exposure to a sector that is generally considered safer.

Please explain the Fund’s leverage strategy and its effect on Fund returns.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments.The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used.

As of January 31, 2011, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s return was negative over the six-month period ended January 31, 2011, leverage detracted from the Fund’s total return.

What is the outlook for the municipal market in the coming months?

Several conflicting trends are affecting the municipal market, creating significant volatility.As the economy improves, states’ tax receipts are expected to continue to increase, but it will likely be some time before they return to the peak levels reached in 2008. News about several states’ financial difficulties, though unlikely to result in defaults, may contribute to continued volatility in the municipal market.

During 2010, the municipal bond primary market issuance was approximately $430 billion, with approximately 25% of that amount coming in the form of Build America Bonds. For 2011, Cutwater expects supply to decrease to closer to $350 billion, and issuance in January 2011 was abnormally low at approximately $12 billion. Despite budget deficits, states seem reluctant to issue new debt, as some states are approaching their debt ceilings. States are in a cost cutting mode and are reluctant to undertake new infrastructure projects, so there is less need for financing.Also, many issuers took advantage of the low interest rate environment in 2010 and funded their 2011 needs in 2010.

With rising individual income tax rates in the near future a strong possibility, investors’ desire for income that is exempt from federal income taxes may continue to support the municipal market.

2	A bond is pre-refunded when the issuer has purchased U. S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.

Semiannual Report l January 31, 2011 l 7

MZF l Managed Duration Investment Grade Municipal Fund l Questions&Answers continued

Index Definitions

All indices are unmanaged. It is not possible to invest in an index.

The Barclays Capital Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.

Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated.The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Composite Index measures the performance of the US Treasury bond market, using market capitalization weighting and a standard rule based inclusion methodology.

MZF Risks And Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common shares of the Fund. Both the net asset value and the market value of shares of the Fund’s shares may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds, including but not limited to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund’s investments. Leverage also creates the risk that the investment return on the Fund’s common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to Cutwater and Guggenheim Funds Distributors, Inc. will be higher than if leverage were not used.

There are also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange.You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Market Risk and Selection Risk, Call and Redemption Risk, Private Activity Bonds, Risks of Tobacco-Related Municipal Bonds, Leverage, Inflation Risk, Derivatives Risk, Affiliated Insurers, and Anti-takeover Provisions, Market Disruption. Please see Fund’s website for a more detailed discussion about Fund risks and considerations.

8 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Fund Summary | As of January 31, 2011 (unaudited)

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 01/31/11:	$12.65
Net Asset Value as of 01/31/11:	$13.01
Yield on Closing Market Price as of 01/31/11:	7.83%
Taxable Equivalent Yield on Closing Market Price
as of 01/31/111:	12.04%
Monthly Distribution Per Common Share2:	$0.0825
Leverage as of 01/31/113:	44%
Percentage of total investments subject to alternative
minimum tax as of 01/31/11:	23.4%
1 Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

2 Monthly distribution is subject to change.

3 As a percentage of total investments.

Total Returns
(Inception 8/27/03)	Market	NAV
Six Month	-9.81%	-6.43%
One Year	1.68%	0.80%
Three Year - average annual	6.80%	3.37%
Five Year - average annual	5.85%	3.35%
Since Inception - average annual	3.54%	4.09%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Semiannual Report l January 31, 2011 l 9

MZF l Managed Duration Investment Grade Municipal Fund

Portfolio of Investments | January 31, 2011 (unaudited)

Rating	Principal		Optional
(S&P)*	Amount (000)	Description	Call Provisions**	Value
		Municipal Bonds & Notes – 176.6%
		Alabama – 3.0%
BBB	$ 845	Courtland, AL Ind Dev Brd
		Environ Imp Rev, AMT, Ser B,
		6.25%, 08/01/25	08/01/13 @ 100	$ 846,149
Baa3	1,890	Courtland, AL Ind Dev Brd
		Solid Waste Disp Rev, AMT,
		6.00%, 08/01/29	03/11/11 @ 101	1,800,849
				2,646,998
		Alaska – 0.9%
A+	750	Alaska Muni Bond Bank Auth,
		Ser 1, 5.75%, 09/01/33	09/01/18 @ 100	761,453
		California – 22.2%
AA-	1,500	California Health Facilities Financing Auth, Ser B,
		Sutter Health, 5.875%, 8/15/31	08/15/20 @ 100	1,490,235
BBB+	5,000	California Public Works Brd
		Dept Mental Health Lease Rev, Ser A,
		5.00%, 06/01/24	06/01/14 @ 100	4,660,550
A-	6,000	California Various Purpose Gen Oblig,
		5.125%, 11/01/24	11/01/13 @ 100	5,984,880
Baa1	1,250	California Municipal Finance Auth Rev,
		Eisenhower Medical Center, Ser A,
		5.50%, 07/01/30	07/01/20 @ 100	1,144,038
A	2,500	Chula Vista, CA Ind Dev Rev, Ser B
		AMT, 5.50% 12/01/21	06/02/14 @ 102	2,532,000
BB+	2,065	Golden State Tobacco Securitization
		Rev, Ser A-1, 5.00%, 06/01/33	06/01/17 @ 100	1,357,510
AA-	2,525	Los Angeles Unified School District
		Ser F, 5.00%, 01/01/34	07/01/19 @ 100	2,324,565
				19,493,778
		Colorado – 1.8%
BBB	2,000	Colorado Health Facs Auth Rev,
		5.25%, 05/15/42	05/15/17 @ 100	1,626,460
		Delaware – 1.6%
BBB+	1,500	Delaware St Econ Dev Auth Rev,
		5.40%, 02/01/31	08/01/20 @ 100	1,394,340
		District of Columbia – 2.1%
Aaa	2,000	District of Columbia FHA Multi Family
		Henson Ridge-Rmkt, AMT,
		5.10%, 06/01/37 (FHA)	06/01/15 @ 102	1,845,860
		Florida – 8.6%
NR	3,000	Highlands Co., FL Health Facs
		Auth Rev, Ser D, 5.875%, 11/15/29
		(Prerefunded @ 11/15/13)†	11/15/13 @ 100	3,375,690
A-	2,200	Miami-Dade Co., FL Aviation Rev, AMT,
		5.00%, 10/01/38 (CIFG)	10/01/15 @ 100	1,823,514

Rating	Principal		Optional
(S&P)*	Amount (000)	Description	Call Provisions**	Value
		Florida (continued)
AA+	$ 1,500	Miami-Dade Co., FL Sch Brd, Ser A,
		5.375%, 02/01/34 (Assured Gty)	02/01/19 @ 100	$ 1,500,480
BBB-	1,000	Seminole Indian Tribe FL Rev, Ser A,
		144A, 5.25%, 10/01/27	10/01/17 @ 100	828,490
				7,528,174
		Hawaii – 1.1%
BBB+	1,000	Hawaii Pacific Health Rev, Ser. B,
		5.625%, 07/01/2030	07/01/20 @ 100	927,040
		Illinois – 9.0%
AA+	1,115	Chicago O’Hare Intl Arpt Rev 3rd Lien,
		Ser A-2, AMT, 5.50%, 01/01/16 (AGM)	01/01/14 @ 100	1,180,618
Baa2	2,000	Illinois Fin Auth, Roosevelt Univ Rev,
		5.50%, 04/01/37	04/01/17 @ 100	1,701,140
A-	1,000	Illinois Fin Auth, Rush Univ Med Ctr Rev,
		Ser C, 6.375%, 11/01/29	05/01/19 @ 100	1,012,970
A+	2,000	Illinois, General Obligation,
		Ser A, 5.00%, 03/01/28	03/01/14 @ 100	1,804,400
AA	1,290	Illinois Hsg Dev Auth Homeowner Mtg,
		AMT, Ser A-2, 5.00%, 08/01/36	02/01/16 @ 100	1,277,732
A-	1,000	Railsplitter Tobacco Settlement Auth, Rev,
		6.00%, 06/01/28	06/01/21 @ 100	958,370
				7,935,230
		Indiana – 3.4%
BB	1,000	Indiana State Finance Auth,
		Ref-Impt-US Steel Corp.,
		6.00%, 12/01/26	06/01/20 @ 100	960,070
AA-	2,000	Indianapolis, IN Pub Impt Bond
		Bank Wtrwks,
		Ser A, 5.50%, 01/01/29	01/01/19 @ 100	2,042,300
				3,002,370
		Iowa – 3.5%
BBB+	1,500	Iowa Higher Education Loan Auth Rev,
		Ref-Private College Fac, Upper Iowa Univ Project,
		5.50%, 09/01/25	09/01/20 @ 100	1,456,050
BBB	2,000	Iowa Tobacco Settlement Auth,
		Cap Apprec Asset Bkd, Ser B,
		5.60%, 06/01/34	06/01/17 @ 100	1,593,280
				3,049,330
		Kentucky – 2.2%
Aa3	1,000	Kentucky Econ Dev Fin Auth Hosp Fac Rev,
		Baptist Hlthcr Sys, Ser A,
		5.625%, 08/15/27	08/15/18 @ 100	1,019,310
BBB+	1,000	Owen Cnty, KY, Wtrwrks Sys Rev,
		American Wtr Co, Ser B, 5.625%, 09/01/39	09/01/19 @ 100	930,960
				1,950,270

See notes to financial statements.

10 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Portfolio of Investments (unaudited) continued

Rating	Principal		Optional
(S&P)*	Amount (000)	Description	Call Provisions**	Value
		Louisiana – 8.3%
BBB	$ 1,000	De Soto Parish, LA Environ Imp,
		Rev, AMT, Ser A, 5.85%, 11/01/27	11/01/13 @ 100	$ 943,130
AA-	1,000	East Baton Rouge Parish, LA Swr Commn,
		Rev, Ser A, 5.25%, 02/01/34	02/01/19 @ 100	1,001,940
BBB-	3,000	Louisiana Govt, Environ Facs & Comnty,
		Dev Auth Rev, 6.75%, 11/01/32	11/01/17 @ 100	3,036,780
A3	1,000	Louisiana Public Facs Auth Hosp Rev,
		Lafayette Gen Med Cntr,
		5.250%, 11/01/30	05/01/20 @ 100	900,130
BBB+	1,500	St. John Baptist Parish, LA
		Marathon Oil Corp., Ser A,
		5.125%, 06/01/37	06/01/17 @ 100	1,384,935
				7,266,915
		Maryland – 1.5%
BB	500	Maryland Econ Dev Corp Port Facs Rev,
		Ref-CNX Marine Terminals,
		5.750%, 09/01/25	09/01/20 @ 100	463,650
BBB-	1,000	Maryland Health & Hgr Ed Facs Auth Rev,
		5.75%, 01/01/38	01/01/18 @ 100	897,040
				1,360,690
		Massachusetts – 3.3%
AA-	1,000	Massachusetts Housing Fin Agency,
		AMT, 5.10%, 12/01/27	06/01/17 @ 100	962,750
AA	950	Massachusetts Housing Fin Agency,
		AMT, Ser 134, 5.60%, 12/01/38	06/01/18 @ 100	913,691
BBB	1,000	Massachusetts St Health & Ed Facs Auth Rev,
		Ser A, 6.25%, 07/01/30	07/01/19 @ 100	1,012,310
				2,888,751
		Michigan – 6.1%
AA+	1,000	Detroit, MI Sewer Disp Rev,
		Sr Lien, Ser B, 7.50%, 07/01/33 (AGM)	07/01/19 @ 100	1,157,240
AA+	1,000	Detroit, MI Wtr Supply Sys Rev,
		2nd Lien, Ser B, 7.00%, 07/01/36 (AGM)	07/01/19 @ 100	1,114,110
BBB-	1,000	Michigan Strategic Fund Ltd Oblig Rev Adj Ref,
		Dow Chemical, Ser B-1, 6.25%, 06/01/14	N/A	1,098,820
A	2,000	Michigan Strategic Fund Ltd Oblig
		Rev Ref, Ser C, 5.45%, 09/01/29	09/01/11 @ 100	1,979,180
				5,349,350
		Mississippi – 1.1%
BBB	1,000	Warren County, MS Gulf Opp Zone,
		Intl Paper Co., Ser A, 6.50%, 09/01/32	09/01/18 @ 100	1,008,250
		Nevada – 6.2%
A	5,410	Henderson, NV Health Care Fac Rev,
		Ser A, 5.625%, 07/01/24	07/01/14 @ 100	5,492,557

Rating	Principal		Optional
(S&P)*	Amount (000)	Description	Call Provisions**	Value
		New Jersey – 1.6%
BBB+	$ 1,500	New Jersey, Health Care Fac Fin Auth Rev,
		Chilton Mem Hosp, 5.75%, 07/01/39	07/01/19 @ 100	$ 1,387,155
		New York – 23.4%
A-	2,750	Long Island, NY Power Auth Rev, Ser A,
		5.10%, 09/01/29	09/01/14 @ 100	2,707,733
AA-	4,000	Metropolitan Trans Auth Rev, Ser A,
		5.125%, 01/01/24	07/01/12 @ 100	4,028,200
B-	750	New York City Indl Dev Rev, JFK
		Intl Arpt, Ser A, AMT, 8.00%, 08/01/12	N/A	768,555
B-	500	New York City Indl Dev Rev, American Airlines
		JFK Intl Arpt, AMT, 7.50%, 08/01/16	N/A	511,695
AA+	1,000	New York City Municipal Water Finance
		Auth. Water and Sewer Rev, Ser. EE,
		5.375%, 06/15/43	12/15/20 @ 100	1,006,400
BBB+	1,000	New York Dorm Auth Rev, NYU Hosp Ctr,
		Ser B, 5.25%, 07/01/24	07/01/17 @ 100	966,330
AA	2,250	New York, NY Gen Oblig, Ser J,
		5.00%, 05/15/23	05/15/14 @ 100	2,314,260
A+	1,750	New York Muni Bond Bank Agy Special
		School Purpose Rev, Ser C,
		5.25%, 12/01/22	06/01/13 @ 100	1,820,980
AA-	3,000	New York Tobacco Settlement Funding
		Corp, Ser A1, 5.50%, 06/01/19	06/01/13 @ 100	3,146,580
A-	2,500	Suffolk Co, NY Ind Dev Agy Rev, AMT,
		5.25%, 06/01/27	06/01/13 @ 100	2,338,400
A	1,000	Troy, NY Cap Resource Corp Rev,
		Ser A, 5.00%, 09/01/30	09/01/20 @ 100	937,060
				20,546,193
		North Carolina – 3.9%
A-	1,000	North Carolina Eastern Muni Power Agy
		Sys Rev Ref, Ser D, 5.125%, 01/01/23	01/01/13 @ 100	1,003,110
A-	1,000	North Carolina Eastern Muni Power Agy
		Sys Rev Ref, Ser D, 5.125%, 01/01/26	01/01/13 @ 100	975,030
AA	1,475	North Carolina Housing Fin Agy Rev, AMT,
		Ser 14A, 5.35%, 01/01/22 (AMBAC)	07/01/11 @ 100	1,476,047
				3,454,187
		Ohio – 12.5%
BB-	1,150	Buckeye OH, Tobacco Settlement Turbo Rev,
		Ser A-2, 5.875%, 06/01/30	06/01/17 @ 100	816,868
BB-	2,000	Buckeye OH, Tobacco Settlement Turbo Rev,
		Ser A-2, 5.75%, 06/01/34	06/01/17 @ 100	1,344,520
AA-	3,000	Cuyahoga Co., OH Rev Ref, Ser A,
		6.00%, 01/01/20	07/01/13 @ 100	3,241,200
AA-	3,750	Lorain Co., OH Hosp Rev Ref, Ser A,
		5.25%, 10/01/33	10/01/11 @ 101	3,518,362

See notes to financial statements.

Semiannual Report l January 31, 2011 l 11

MZF l Managed Duration Investment Grade Municipal Fund l Portfolio of Investments (unaudited) continued

Rating	Principal		Optional
(S&P)*	Amount (000)	Description	Call Provisions**	Value
		Ohio (continued)
BBB-	$ 1,000	Ohio Air Quality Dev Auth Rev Ref,
		5.70%, 02/01/14	N/A	$ 1,071,730
BBB-	1,000	Ohio Air Quality Dev Auth Rev Ref,
		5.625%, 06/01/18	N/A	1,049,130
				11,041,810
		Pennsylvania – 6.0%
BBB	2,340	Pennsylvania Higher Education Facs Auth
		Rev, 5.25%, 05/01/23	05/01/13 @ 100	2,247,874
BBB	1,000	Pennsylvania State Higher Education,
		5.00%, 05/01/37	11/01/17 @ 100	819,750
AA-	1,000	Pennsylvania State Higher Education,
		U of PA Health Sys, Ser B, 6.00%, 08/15/26	08/15/18 @ 100	1,064,050
AA+	1,110	Philadelphia, PA Gen Oblig Ref, Ser A,
		5.375%, 08/01/30 (Assured Gty)	08/01/19 @ 100	1,102,707
				5,234,381
		Rhode Island – 1.5%
AA+	1,300	Rhode Island Convention Ctr Auth Rev Ref,
		Ser A, 5.50%, 05/15/27 (Assured Gty)	05/15/19 @ 100	1,347,099
		South Carolina – 3.9%
AA+	2,500	Florence Co., SC Hosp Rev, Ser A,
		5.25%, 11/01/27 (AGM)	11/01/14 @ 100	2,503,150
BBB	1,000	Georgetown Co., SC Environ Imp Rev,
		AMT, Ser A, 5.30%, 03/01/28	03/01/14 @ 100	889,540
				3,392,690
		South Dakota – 6.4%
AAA	4,990	South Dakota Hsg Dev Auth, Ser K, AMT,
		5.05%, 05/01/36^	11/01/15 @ 100	4,499,932
AA-	1,200	South Dakota St Hlth & Edl Fac, Ser A
		5.25%, 11/01/34	11/01/14 @ 100	1,118,292
				5,618,224
		Tennessee – 3.3%
BBB+	2,500	Knox Co., TN Health Edl & Hsg Facs Brd Rev,
		5.25%, 04/01/27	04/01/17 @ 100	2,261,875
Baa3	700	Metropolitan Nashville Airport Auth, Spl Facs Rev,
		5.20%, 07/01/26	07/01/20 @ 100	645,477
				2,907,352
		Texas – 15.3%
Aa2	2,000	Bexar Co., TX Hsg Fin, AMT,
		5.20%, 10/20/34 (GNMA/FHA)	10/20/14 @ 100	1,860,920
AA+	2,000	Houston, TX Utility System,
		First Lien Rev Ref, Ser A,
		5.00%, 11/15/33 (AGM)	11/15/17 @ 100	1,975,740
A	2,000	Lower Colorado River Auth Tex Rev, Ser A,
		6.25%, 05/15/28	05/15/18 @ 100	2,152,120

Rating	Principal		Optional
(S&P)*	Amount (000)	Description	Call Provisions**	Value
		Texas (continued)
BBB+	$ 1,885	Matagorda Co., TX Nav Dist No.1 Rev, AMT,
		5.125%, 11/01/28 (AMBAC) (1)	N/A	$ 1,660,911
A-	2,000	North TX, Tollway Auth Rev, Ser A,
		5.625%, 01/01/33	01/01/18 @ 100	1,909,100
A-	1,000	North TX, Tollway Auth Rev, Ser L-2,
		6.00%, 01/01/38 (1)	01/01/13 @ 100	1,076,570
BBB+	2,100	San Leanna Ed Facs Corp Higher Ed Rev,
		5.125%, 06/01/36	06/01/17 @ 100	1,736,721
AA+	1,000	Tarrant Cnty, TX Cult Ed Facs Rev,
		Ser A, 5.75%, 07/01/18 (Assured Gty)	N/A	1,073,910
				13,445,992
		Virginia – 1.5%
BBB+	1,250	Washington Co., VA Indl Dev Auth Hosp Fac Rev,
		Ser C, 7.50%, 07/01/29	01/01/19 @ 100	1,362,525
		Washington – 1.1%
AA+	1,000	Tes Properties, WA Rev,
		5.625%, 12/01/38	06/01/19 @ 100	981,300
		West Virginia – 1.5%
AAA	1,360	West Virginia Housing Dev Fund Rev,
		Ser D, 5.20%, 11/01/21	02/01/11 @ 100	1,362,734
		Wisconsin – 1.3%
AA	1,250	Wisconsin State Health & Ed Facs Rev,
		Ser A, 5.00%, 11/15/36	11/15/16 @ 100	1,138,987
		Wyoming – 7.5%
BBB+	4,000	Sweetwater Co., WY Solid Waste Disp Rev,
		AMT, 5.60%, 12/01/35	12/01/15 @ 100	3,784,560
AA+	3,100	Wyoming Cmnty Dev Auth Hsg Rev,
		Ser 7, AMT, 5.10%, 12/01/38	12/01/16 @ 100	2,820,504
				6,605,064
		Total Municipal Bonds & Notes – 176.6%
		(Cost $157,944,493)		155,353,509

See notes to financial statements.

12 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l Portfolio of Investments (unaudited) continued

Rating	Redemption
(S&P)*	Value (000)	Description	Value
		Preferred Shares – 2.4%
Aaa	$ 2,000	Centerline Equity Issuer Trust, AMT, Ser A-4-1,
		5.75%, 05/15/15 (remarketing), 144A
		(Cost $2,000,000)	$ 2,076,400
		Total Investments – 179.0%
		(Cost $159,944,493)	157,429,909
		Liabilities in excess of other assets – (0.0%)***	(17,321)
		Preferred Shares, at redemption value –
		(-79.0% of Net Assets Applicable to Common
		Shareholders or -44.1% of Total Investments)	(69,450,000)
		Net Assets Applicable to
		Common Shareholders – 100.0% (2)	$ 87,962,588

* For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. (unaudited)

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

*** Less than (0.1%)

†
This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

^ A portion of this security was segregated as collateral for borrowings outstanding. At January 31, 2011, the total amount segregated was $3,336,623.

(1) Security is a step-up bond where the coupon increases or steps up at a predetermined date. Rate shown reflects the rate in effect on January 31, 2011.

(2) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AGM – Insured by Assured Guaranty Municipal Corp.

AMBAC – Insured by Ambac Assurance Corporation

AMT – Income from this security is a preference item under the Alternative Minimum Tax

Assured Gty – Insured by Assured Guaranty Corp.

CIFG – Insured by CIFG Assurance NA

FHA – Guaranteed by Federal Housing Administration

GNMA – Guaranteed by Ginnie Mae

144A –
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011 these securities amounted to $2,904,890 which represents 3.3% of net assets applicable to common shareholders.

See notes to financial statements.

Semiannual Report l January 31, 2011 l 13

MZF l Managed Duration Investment Grade Municipal Fund
Statement of Assets and Liabilities | January31, 2011 (unaudited)

Assets
Investments, at value (cost $159,944,493)	$ 157,429,909
Interest receivable	2,053,328
Receivable for securities sold	1,383,000
Cash	491
Other assets	12,424
Total assets	160,879,152
Liabilities
Borrowings	1,635,000
Payable for securities purchased	1,492,020
Investment advisory fee payable	40,145
Servicing agent fee payable	26,764
Dividends payable - preferred shareholders	16,787
Administration fee payable	3,292
Accrued expenses and other liabilities	252,556
Total liabilities	3,466,564
Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	69,450,000
Net Assets Applicable to Common Shareholders	$ 87,962,588
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized,
6,762,200 shares issued and outstanding	$ 6,762
Additional paid-in capital	96,375,998
Net unrealized depreciation on investments	(2,514,584)
Accumulated undistributed net investment income	877,451
Accumulated net realized loss on investments	(6,783,039)
Net Assets Applicable to Common Shareholders	$ 87,962,588
Net Asset Value Applicable to Common Shareholders (based on 6,762,200 common shares outstanding)	$ 13.01

See notes to financial statements.

14 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Statement of Operations | For the six months ended January 31, 2011(unaudited)

Investment Income
Interest		$ 4,505,137
Expenses
Investment advisory fee	$ 324,720
Servicing agent fee	216,480
Professional fees	63,254
Auction agent fees - preferred shares	60,115
Fund accounting	31,697
Trustees' fees and expenses	23,610
Administrative fee	22,897
Printing expenses	20,975
Custodian fee	12,136
NYSE listing fee	10,672
Transfer agent fee	10,309
Insurance	7,282
Line of credit fee	2,094
Other	19,968
Total expenses		826,209
Investment advisory fees waived		(74,935)
Servicing agent fees waived		(49,957)
Net expenses		701,317
Net investment income		3,803,820
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on Investments		(227,677)
Net change in unrealized appreciation (depreciation) on Investments		(9,130,201)
Net realized and unrealized loss on investments		(9,357,878)
Distributions to Auction Market Preferred Shareholders from
Net investment income		(517,987)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$ (6,072,045)

See notes to financial statements.

Semiannual Report l January 31, 2011 l 15

MZF l Managed Duration Investment Grade Municipal Fund

Statement of Changes in Net Assets |

	For the
	Six Months Ended	For the
	January 31, 2011	Year Ended
	(unaudited)	July 31, 2010
Increase/(decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$ 3,803,820	$ 7,980,723
Net realized gain (loss) on investments	(227,677)	585,739
Net change in unrealized appreciation (depreciation) on investments	(9,130,201)	12,207,098
Distributions to auction market preferred shareholders from net investment income	(517,987)	(1,028,788)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(6,072,045)	19,744,772
Distributions to common shareholders from
Net investment income	(3,344,639)	(7,284,872)
Capital share transactions
Cost of common shares repurchased	–	(16,343,117)
Reinvestment of dividends	188,959	57,703
Net increase (decrease) from capital share transactions	188,959	(16,285,414)
Total change in net assets applicable to common shareholders	(9,227,725)	(3,825,514)
Net assets applicable to common shareholders:
Beginning of period	97,190,313	101,015,827
End of period (including undistributed net investment income of $877,451 and $936,257, respectively.)	$ 87,962,588	$ 97,190,313

See notes to financial statements.

16 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Financial Highlights |

	For the
Per share operating performance	Six Months Ended		For the	For the	For the	For the	For the
for one common share	January 31, 2011		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout each period	(unaudited)		July 31, 2010	July 31, 2009	July 31, 2008	July 31, 2007	July 31, 2006
Net asset value, beginning of period	$14.40		$12.73	$13.17	$14.21	$14.25	$14.68
Investment operations
Net investment income (a)	0.56		1.06	1.02	0.99	0.95	0.90
Net realized and unrealized gain/(loss) on investments
and swaptions transactions	(1.37)		1.72	(0.49)	(1.06)	(0.10)	(0.41)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.08)		(0.14)	(0.24)	(0.35)	(0.31)	(0.27)
Total from investment operations	(0.89)		2.64	0.29	(0.42)	0.54	0.22
Distributions to common shareholders from net investment income	(0.50)		(0.97)	(0.73)	(0.62)	(0.58)	(0.65)
Net asset value, end of period	$13.01		$14.40	$12.73	$13.17	$14.21	$14.25
Market value, end of period	$12.65		$14.53	$11.87	$11.73	$12.63	$12.29
Total investment return (b)
Net asset value	-6.43%		21.21%	2.83%	-3.07%	3.80%	1.57%
Market value	-9.81%		31.45%	8.65%	-2.29%	7.93%	-1.60%
Ratios and supplemental data
Net assets end of period (thousands)	$87,963		$97,190	$101,016	$104,526	$112,777	$113,044
Ratio of expenses to average net assets (excluding interest expense
and net of fee waivers) (d)	1.45	%(c)	1.35%	1.54%	1.27%	1.28%	1.63%
Ratio of expenses to average net assets (excluding interest expense
and excluding fee waivers) (d)	1.71	%(c)	1.69%	1.91%	1.61%	1.62%	1.89%
Ratio of expenses to average net assets (including interest expense
and net of fee waivers) (d)	1.45	%(c)	1.35%	1.54%	1.32%	1.44%	1.63%
Ratio of expenses to average net assets (including interest expense
and excluding fee waivers) (d)	1.71	%(c)	1.69%	1.91%	1.66%	1.78%	1.89%
Ratio of net investment income to average net assets (d)	7.88	%(c)	7.68%	8.65%	7.15%	6.56%	6.21%
Portfolio turnover	6%		6%	21%	29%	4%	21%
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$69,450		$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$56,664		$59,986	$61,363	$62,626	$65,597	$65,693
Asset coverage per $1,000 of indebtedness (e)	N/A		N/A	N/A	N/A	$37,445	N/A

N/A	Not applicable.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(e)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

Semiannual Report l January 31, 2011 l 17

MZF l Managed Duration Investment Grade Municipal Fund

Notes to Financial Statements | January 31, 2011(unaudited)

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the“Fund”, formerly known as “MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. Also, on September 24, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the issuer’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the six months ended January 31, 2011.

There were no transfers between Level 1 and Level 2 during the six months ended January 31, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of January 31, 2011:

Valuations (in $000s)	Level 1	Level 2	Level 3	Total
Description
Assets:
Preferred Stock	$–	$2,076	$–	$2,076
Municipal Bonds	–	155,354	–	155,354
Total	$–	$157,430	$–	$157,430

(b) Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes over the life of each security.

(c) Dividends and Distributions: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are

18 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund l NotestoFinancialStatements (unaudited) continued

recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floaters during the six months ended January 31, 2011.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the“Advisory Agreement”) between Cutwater Asset Management Corp. (the“Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets”represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. Effective June 1, 2010, the Adviser discontinued the 0.0375% voluntary fee waiver.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, Inc. (the“Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008 and September 1, 2009. Effective June 1, 2010, the Servicing Agent discontinued the 0.025% voluntary fee waiver.

Under a separate Fund Administration agreement, Guggenheim Funds Investment Advisors, LLC, an affiliate of the Servicing Agent, provides fund administration services to the Fund. Guggenheim Funds Investment Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended January 31, 2011, the Fund incurred $22,897 in fund administration fees.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2011 is as follows:

Cost of
Investments	Gross Tax	Gross Tax	Net Tax Unrealized
for Tax	Unrealized	Unrealized	Depreciation on
Purposes	Appreciation	Depreciation	Investments
$159,977,703	$3,509,731	$(6,057,525)	$(2,547,794)

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2010 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	Tax-Exempt	Ordinary	Capital and	Appreciation/
	Income	Income	Other Losses	(Depreciation)
2010	$984,609	$-	($6,570,504)	$6,582,407

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2010 are due to investments in partnerships/trusts.

As of July 31, 2010 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $6,570,504 available to offset possible future capital

Semiannual Report l January 31, 2011 l 19

MZF l Managed Duration Investment Grade Municipal Fund l Notes to FinancialStatements (unaudited) continued

gains. The capital loss carryforward is set to expire as follows: $1,172,775 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017.

Distributions paid to shareholders during the year ended July 31, 2010 (the most recent fiscal year end for federal income tax purposes), were characterized as follows:

	Tax-exempt	Ordinary	Long-term	Total
	income	income	capital gain	distributions
2010	$8,245,149	$ 68,511	$ –	$8,313,660

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2011, aggregated $9,884,444 and $9,346,738, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,762,200 common shares outstanding at January 31, 2011, of which the Adviser owned 10,720 shares.

Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	January 31, 2011	July 31, 2010
Beginning shares	6,749,259	7,935,591
Shares issued through dividend reinvestment	12,941	4,007
Common shares redeemed through tender offer	–	(1,190,339)
Ending shares	6,762,200	6,749,259

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2011, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the six months ended January 31, 2011, were as follows:

Series	Low	High	At 1/31/11	Next Auction Date
M7	1.432%	1.557%	1.474%	2/7/11
W28	1.446%	1.557%	1.502%	2/23/11

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 7 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2011 there was a $1,635,000 balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the six months ended January 31, 2011 was $439,560 with a related weighted average interest rate of 0.93%. The maximum amount outstanding during the six months ended January 31, 2011, was $1,635,000.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Dividend Declarations – Common Shareholders

The Fund has declared the following dividends to common shareholders:

Rate Per	Declaration	Ex-Dividend	Record	Payable
Share	Date	Date	Date	Date
$0.0825	2/01/11	2/11/11	2/15/11	2/28/11
$0.0825	2/01/11	3/11/11	3/15/11	3/31/11
$0.0825	2/01/11	4/13/11	4/15/11	4/29/11

20 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Supplemental Information | (unaudited)

Trustees
The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Number of
Name, Address*, Year	Term of Office**		Portfolios in the
of Birth and Position(s)	and Length	Principal Occupation during the Past Five Years	Fund Complex***	Other Directorships
Held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo.,	53	None
Year of Birth: 1951		Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice
Trustee		President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Ronald A. Nyberg	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	55	None
Year of Birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice
Trustee		President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2003	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio	52	None
Year of Birth: 1958		Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen
Trustee		Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen
Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio
Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustees:
Clifford D. Corso†	Since 2003	President of Cutwater Asset Management; Chief Investment Officer, MBIA	1	None
113 King Street		Insurance Corp.
Armonk, NY 10504
Year of Birth: 1961
Trustee and President
Kevin M. Robinson††	Trustee since 2009	Senior Managing Director and General Counsel of Guggenheim Funds Investment	2	None
Year of Birth: 1959		Advisors, LLC, Guggenheim Funds Distributors, Inc. and Guggenheim Funds Services
Trustee, Chief Executive	Since 2010	Group, Inc. (2007-present). Chief Legal Officer of certain funds in the Fund Complex.
Officer and		Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE
Chief Legal Officer	Since 2008	Euronext, Inc. (2000-2007).

*	The business address of each Trustee unless otherwise noted is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

**
The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been duly elected and shall have qualified.The term of office of aTrustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Trustee.

***	The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

†
Mr. Corso is an“interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Cutwater Asset Management the Fund’s Investment Adviser.

††
Mr. Robinson is an“interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Guggenheim Funds Distributors, Inc., the Fund’s Servicing Agent and certain of its affiliates.

Semiannual Report l January 31, 2011 l 21

MZF l Managed Duration Investment Grade Municipal Fund l SupplementalInformation (unaudited) continued

Principal Executive Officers

The Officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Year of	Term of Office**
Birth and Position(s)	and Length	Principal Occupation During the Past Five Years and
Held with Registrant	of Time Served	Other Affiliations
Officers:
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly,
Year of Birth: 1955		Chief Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment
Chief Accounting Officer,		Management (2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Chief Financial Officer and
Treasurer
Elizabeth H. Hudson	Since 2011	Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Secretary of certain funds in the Fund
Year of Birth: 1980		Complex. Formerly, Associate, Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008). J.D., Northwestern University
Secretary		(2004-2007).
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006 – present). Formerly, Chief
Year of Birth: 1957		Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of
Chief Compliance Officer		Harrisdirect LLC (1999-2003).
Jeffrey S. MacDonald	Since 2007	Director of Advisory Services Portfolio Management, MBIA Asset Management (2007-present). Formerly, Vice President
113 King Street		and Portfolio Manager, Hartford Investment Management Company (2005-2007); Fixed Income Portfolio Analyst,
Armonk, NY 10504		Wellington Management Company (2000-2004).
Year of Birth: 1970
Vice President
James B. DiChiaro	Since 2009	Vice President, Cutwater Asset Management Corp. (1999-present)
113 King Street
Armonk, NY 10504
Year of Birth: 1976
Vice President

*	The business address of each officer, unless otherwise noted, is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 l Semiannual Report l January 31, 2011

MZF l Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment Plan | (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the“Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon (“Administrator”), as agent for shareholders in administering the Plan (the“Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as“dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as“market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: 866-488-3559.

Semiannual Report l January 31, 2011 l 23

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

MZF l Managed Duration Investment Grade Municipal Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Clifford D. Corso*	Cutwater Asset	Custodian,
	President	Management Corp.	Transfer Agent and
Clifford D. Corso*		Armonk, NewYork	Auction Agent
	Kevin Robinson		The Bank of
Ronald A. Nyberg	Chief Executive Officer and	Servicing Agent	NewYork Mellon
	Chief Legal Officer	Guggenheim Funds	NewYork, NewYork
Kevin M. Robinson**		Distributors, Inc.
	John Sullivan	(Formerly known as	Legal Counsel
Ronald E.Toupin, Jr.	Chief Financial Officer,	Claymore Securities, Inc.)	Simpson Thacher &
	Chief Accounting Officer	Lisle, Illinois	Bartlett LLP
	and Treasurer		NewYork, NewYork
Administrator
* Trustee is an “interested person” of the	Jeffrey S. MacDonald	Guggenheim Funds	Independent Registered
Fund as defined in the Investment	Vice President	Investment Advisors, LLC	Public Accounting Firm
Company Act of 1940, as amended, as a		(Formerly known as	Ernst &Young LLP
result of his position as an officer of the	James B. DiChiaro	Claymore Advisors, LLC)	Chicago, Illinois
Fund’s Investment Adviser.	Vice President	Lisle, Illinois

** Trustee is an “interested person” of the	Bruce Saxon
Fund as defined in the Investment	Chief Compliance Officer
Company Act of 1940, as amended, as a
result of his position as an officer of	Elizabeth H. Hudson
Guggenheim Funds Distributors, Inc.,	Secretary
the Fund’s Servicing Agent and certain
of its affiliates.

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website- www.MBIA.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian, Transfer Agent and Auction Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l Managed Duration Investment Grade Municipal Fund

About the Fund Manager |

Cutwater Asset Management

Cutwater Asset Management (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, NewYork and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients.The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the NewYork Stock Exchange and is a component stock of the S&P 500 Index.Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Asset Management’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Asset Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Asset Management	Guggenheim Distributors, Inc.
113 King Street	2455 Corporate West Drive
Armonk, NY 10504	Lisle, IL 60532
(03/11)	Member FINRA/SIPC
(03/11)

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:  [Provide full text of semi-annual report.]

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrant.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 (a) of the Investment Company Act.

(a)(3)       Not Applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           April 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           April 6, 2011

By:               /s/ John Sullivan

Name:          John Sullivan

Title:            Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:            April 6, 2011